                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Chairman of the Board, Chief Executive Officer and President of the Company, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                                 /s/  J. Patrick Nicholson
                                                 -------------------------------
                                                 J. Patrick Nicholson

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                                     /s/  Wallace G. Imrscher
                                                     ---------------------------
                                                     Wallace G. Imrscher

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                                /s/  B.K. Wesley Copeland
                                                --------------------------------
                                                B.K. Wesley Copeland

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                              /s/  James D. O'Neil
                                              ----------------------------------
                                              James D. O'Neil

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                                /s/  Charles B. Kaiser, Jr.
                                                --------------------------------
                                                Charles B. Kaiser, Jr.

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                                  /s/  Terry J. Logan, Ph.D.
                                                  ------------------------------
                                                  Terry J. Logan, Ph.D.

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                              /s/  Michael G. Nicholson
                                              ----------------------------------
                                              Michael G. Nicholson

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                               /s/  Bobby B. Carroll
                                               ---------------------------------
                                               Bobby B. Carroll

                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 1999 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 22nd day of March, 2000.


                                           /s/  Daniel J. Haslinger
                                           -------------------------------------
                                           Daniel J. Haslinger